UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

Owens Corning

(Exact name of registrant as specified in its charter)

Delaware	1-33100	43-2109021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio		43659
(Address of principal executive offices)		(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2019, the Board of Directors of Owens Corning (the “Company”) adopted, effective immediately, the Company’s Second Amended and Restated Bylaws (as amended, the “Bylaws”). The Bylaws include amendments providing enhanced advance notice disclosure requirements for shareholder proposals of business or director nominations for an annual meeting of shareholders. The amendments, which are designed to foster greater transparency and a more orderly shareholder meeting process, among other things: (1) expand the information that shareholder proponents and others (each a “Proposing Person”) must disclose to the Company to include (i) the Proposing Person’s direct and indirect ownership interests, derivative interests, dividend and voting rights, and other rights or interests connected to the Company’s stock; (ii) the Proposing Person’s involvement in material litigation, relationships or contracts involving the Company; (iii) the same information about a director nominee that would be required if the director nominee were submitting a proposal; (iv) except in the case of director nominations, the reasons why the proposed business is in the best interest of the Company and its shareholders and the text of the proposal, business and associated resolutions; and (v) updates and supplements of required disclosures, if necessary, as of the record date for the applicable meeting and as of the date ten days prior to the applicable meeting; and (2) clarify that the shareholder must appear at the applicable meeting to present its nomination or proposed business to avoid the nomination or proposed business being disregarded. In addition, the Bylaws make certain procedural, clarifying and conforming changes.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to a marked copy of the full text of the Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of the Company, marked to show amendments effective June 19, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2019	By:	/s/ Ava Harter
Ava Harter
Senior Vice President, General Counsel and Secretary